                                                            CONTRACT #96-412-026
                                                        HOPKINS COUNTY COAL, LLC
                                                                 AMENDMENT NO. 1

                                                                  EXHIBIT 10.104

          AMENDMENT NO. 1 TO AMENDED AND RESTATED COAL SUPPLY AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED COAL SUPPLY AGREEMENT ("Amendment No. 1") is entered into effective as of January 1, 2000, by and between LOUISVILLE GAS AND ELECTRIC COMPANY (hereinafter referred to as "BUYER"), whose address is 220 West Main Street, Louisville, Kentucky 40202, and HOPKINS COUNTY COAL, LLC, a Delaware limited liability company and WEBSTER COUNTY COAL, LLC, a Delaware limited liability company (successor to WEBSTER COUNTY COAL CORPORATION, a Kentucky corporation), both having an address of 1717 South Boulder Avenue, Tulsa, Oklahoma 74119-4886, (the foregoing companies hereinafter referred to as "SELLER"). In consideration of the agreements herein contained, the parties hereto agree as follows.

1.0      AMENDMENTS

         The Amended and Restated Agreement heretofore entered into by the parties, dated effective April 1, 1998, and identified by the Contract Number set forth above, (hereinafter referred to as "Agreement") is hereby amended as follows:

2.0      TERM

                  2.1 Section 2.0 TERM, is hereby modified to read as follows:

                  "The Term of this Agreement shall continue through December 31, 2001."

3.0      QUANTITY

3.1      Section 3.0 QUANTITY, is deleted and replace with the following:

                  "During the Term, Seller shall deliver and Buyer shall purchase and accept delivery of the following quantities of coal.


         YEAR                         BASE QUANTITY (TONS)
         ----                         --------------------
December 1999                              60,000 *
         2000                           1,250,000
         2001                           1,250,000


                                                           CONTRACT #96-412-026
                                                       HOPKINS COUNTY COAL, LLC
                                                                AMENDMENT NO. 1

         * The additional 60,000 tons in December 1999 are in addition to the base quantity of 1,500,000 tons for 1999 and are priced as set forth in
         Section 8.1.

         Such coal shall be delivered ratably throughout the Term in accordance with reasonable delivery schedules to be mutually agreed by Buyer and Seller."

         3.2 Section 3.1 OPTION TO INCREASE OR DECREASE QUANTITY is added and reads as follows:

                  "Buyer shall have the right to increase or decrease the Base Quantity to be delivered hereunder by up to 31,250 tons per calendar quarter (three months), for example, if Buyer increases the quantity by 31,250 tons each quarter during a calendar year, the net increase will be 125,000 tons. Buyer shall exercise such option by giving Seller such notice stating Buyer's exercise of the option and specifying the increase or decrease in tonnage, no later than thirty days prior to the first day of the quarter in which the increased or decreased tonnage will be delivered."

4.0      SOURCE

         4.1 Section 4.1 SOURCE is hereby deleted and replaced with the following:

                  "The coal sold hereunder shall be supplied from any one of the geological seams Western Kentucky #11, #12, and #9 (surface and underground), of any one of the Seller's Hopkins County Mines, and/or from Seller's Webster County Coal, LLC Dotiki Mine Complex, (all of the foregoing sources herein after referred to as the "Coal Property")."

5.0      DELIVERY

         5.1 Section 5.1 BUYER'S OPTION is hereby deleted and replaced with the following:

                  "The Delivery Points shall be designated as follows: For the Hopkins County mines, the coal shall be delivered F.O.B. railcar at the Hopkins County rail loading facility near Madisonville, Kentucky on the Paducah and Louisville Railroad (the "Delivery Point"). For mines in the Dotiki Mine Complex, the coal shall be delivered F.O.B. railcar at the Dotiki rail loading facility near Madisonville, Kentucky on the CSXT Railroad which is accessible by the Paducah and Louisville Railroad (the "Delivery Point"). Seller may deliver the coal at a location different from the Delivery Points, provided, however that Seller shall reimburse Buyer for any resulting increases in the cost of transporting the coal to Buyer's generating stations. Any resulting savings in such transportation costs shall be shared by Buyer and Seller. Buyer may request to change the Delivery Point to either F.O.B. truck or F.O.B. barge. Upon Buyer's

                                                            CONTRACT #96-412-026
                                                        HOPKINS COUNTY COAL, LLC
                                                                 AMENDMENT NO. 1

                  notification to Seller of its desire to change the Delivery Point, Buyer and Seller shall mutually agree in writing upon the change(s) and the time frame wherein such change will take place."

         5.2 Section 5.3 DELIVERY TO SEBREE DOCK is deleted in its entirety.


6.0      QUALITY

         6.1 Section 6 QUALITY is amended as follows:

                  "Seller has the option to supply coal of two different qualities, noted as Quality #1 and Quality #2. Seller shall exercise such option by giving Buyer such notice stating Seller's intent to supply coal of Quality #1 or Quality #2, no later than the fifteenth of the month, prior to the first day of the calendar month during which that particular coal Quality will be delivered. After Seller gives notice of the particular quality to be delivered for a given calendar month, Seller must supply coal of that quality for the entire calendar month. Seller shall not supply coals of Quality #1 and Quality #2 during the same calendar month.

                  The following specifications are amended:

                                   QUALITY #1

                  All specifications are the same as specified in Section 6.1 of the Amended and Restated Coal Supply Agreement for coal to be delivered during the Secondary Term.

                                   QUALITY #2


                          Guaranteed Monthly              Rejection Limits
Specifications            Weighted Average                (Per Shipment)
--------------            ------------------              -----------------
BTU/LB.                   Min. 11,200                     less than 10,900

ASH (lbs/Mmbtu)           Max. 12.00                      greater than 13.00


                  All other specifications are the same as specified in Section
                  6.1 of the Amended and Restated Coal Supply Agreement for coal to be delivered during the Secondary Term.

         6.2 Section 6.4 SUSPENSION AND TERMINATION is deleted and replaced with the following:

                                                            CONTRACT #96-412-026
                                                        HOPKINS COUNTY COAL, LLC
                                                                 AMENDMENT NO. 1

                  "If the coal sold hereunder fails to meet one or more of the Guaranteed Monthly Weighted Averages set forth in ss.6.1 for any two months during any twelve month rolling period during thE term of this Agreement, or if two (2) truck shipments or three (3) barge shipments in a seven-day period are rejectable by Buyer, or if Buyer receives at its generating station two
                  (2) rail shipments which are rejectable in any ten-day period, Buyer may, upon notice confirmed in writing and sent to Seller by certified mail, terminate this Agreement and exercise all its other rights and remedies under applicable law and in equity for Seller's breach."

7.0      PRICE

         7.1 Section 8.1 BASE PRICE is deleted and replaced with the following:

                  "The base price ("Base Price") of the coal to be sold hereunder will be firm and in accordance with the following schedule:

               QUALITY #1 - HOPKINS COUNTY MINE

                          BASE PRICE
                          ----------
 YEAR             $ PER MMBTU                $ PER TON @ 11,400BTU
 ----             -----------                ---------------------
2000                $0.8224                         $18.75
2001                $0.8224                         $18.75


               QUALITY #2 - HOPKINS COUNTY MINE



                           BASE PRICE
                           ----------
 YEAR             $ PER MMBTU                $ PER TON @ 11,200 BTU
 ----             -----------                ----------------------
2000                $0.8100                         $18.14
2001                $0.8100                         $18.14


              QUALITY #1 - DOTIKI MINE


                          BASE PRICE
                          ----------
YEAR             $ PER MMBTU                $ PER TON @ 11,400BTU
-----            ------------------         ---------------------
2000                $0.7952                         $18.13
2001                $0.7952                         $18.13


                                                            CONTRACT #96-412-026
                                                        HOPKINS COUNTY COAL, LLC
                                                                 AMENDMENT NO. 1

                            QUALITY #2 - DOTIKI MINE


                          BASE PRICE
                          ----------
YEAR             $ PER MMBTU                $ PER TON @ 11,200 BTU
----             -----------                ----------------------
2000                $0.7821                         $17.52
2001                $0.7821                         $17.52


         7.2 Section 8.2 QUALITY PRICE DISCOUNTS, paragraph (b) is deleted and replaced with the following:

                  "Notwithstanding the foregoing, for each specification each month, there shall be no discount if the actual Monthly Weighted Average meets the applicable Discount Point set forth below. However, if the actual Monthly Weighted Average fails to meet such applicable Discount Point, then the discount shall be calculated on the basis of the difference between the actual Weighted Average and the Guaranteed Monthly Weighted Average pursuant to the methodology shown in Exhibit A of the Agreement.

                  The Guaranteed Monthly Weighted Average and Discount Points shall be calculated as follows:

                                   QUALITY #1


                                   Guaranteed Monthly
                                   Weighted Average           Discount Point
                                   ----------------           --------------
BTU/Lb.                   Min. 11,400                        11,250
LB/MMBTU

SULFUR                    Max. 3.125                          3.325
ASH                       Max. 11.75                          12.50
MOISTURE                  Max. 11.50                          13.00


                                   QUALITY #2


                          Guaranteed Monthly
                          Weighted Average                 Discount Point
                          ----------------                 --------------
BTU/Lb.                   Min. 11,200                         11,050

LB/MMBTU


                                                            CONTRACT #96-412-026
                                                        HOPKINS COUNTY COAL, LLC
                                                                 AMENDMENT NO. 1


SULFUR                    Max. 3.125                          3.325
ASH                       Max. 12.00                          12.75
MOISTURE                  Max. 11.50                          13.00



                  For example, if the Monthly Weighted Average of ash for Quality #1 equals 13.5 lb/MMBtu, then the applicable discount would be (13.5 lb - 11.75 lb.) X $0.0083/lb./MMBtu =
                  $0.01453/MMBtu.

         7.3 Section 8.3 PRICE, TERMS AND CONDITIONS REVIEW is deleted in its entirety.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 on the day and year below written, but effective as of the day and year first set forth above.

HOPKINS COUNTY COAL, LLC.                LOUISVILLE GAS AND ELECTRIC COMPANY

BY:    /SIGNED/                          BY:    /SIGNED/
------------------------------------        ------------------------------------
TITLE:                                   TITLE:
      ------------------------------           ---------------------------------
DATE:                                    DATE:
     -------------------------------          ----------------------------------

WEBSTER COUNTY COAL, LLC

BY:   /SIGNED/
   ---------------------------------
TITLE:
      ------------------------------
DATE:
     -------------------------------